American Skandia Advisor Funds, Inc.
      Supplement dated March 28, 2000 to the Prospectus dated March 1, 2000

                       ASAF Federated High Yield Bond Fund

         Constantine J. Kartsonas is no longer serving as a portfolio manager for the ASAF Federated High Yield Bond Fund. Accordingly, the section of the prospectus entitled "Management of the Funds - The Sub-advisors - Federated Investment Counseling" (on pages 81-82) is amended by deleting the second paragraph and replacing it with the following:

          The portfolio manager responsible for the day-to-day management of the ASAF Federated High Yield Bond Fund is Mark E. Durbiano. Mr. Durbiano joined Federated Investment's parent company in 1982 and has been a Senior Vice President of an affiliate of Federated Investment since January 1996.